Intangible Assets	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
14.
INTANGIBLE ASSETS

Intangible assets with finite useful lives that are acquired separately are carried at cost less accumulated amortization and accumulated impairment losses, if any. Amortization for intangible assets with finite useful lives is recognized on a straight-line basis over their estimated useful lives. The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. Intangible assets not yet available for use that are acquired separately are carried at cost less any subsequent accumulated impairment losses.

On May 6, 2024, GlycoMimetics, our licensor of uproleselan in China, announced negative results from its pivotal Phase 3 study of uproleselan in relapsed or refractory acute myeloid leukemia. We have been conducting a Phase 3 bridging study of uproleselan in China for the same indication. We believe that positive results from the GlycoMimetics global study was necessary for approval of uproleselan in China for this indication. Therefore, as a result of these negative Phase 3 results from GlycoMimetics, the Company determined the recoverable amount was lower than the carrying value of the intangible asset and recorded an impairment loss of $10.0 million to write down the full value of our intangible asset for this program.

As of December 31, 2023, the Company’s intangibles had a total cost of $14.9 million and accumulated amortization of $0.1 million, for a net book value totaling $14.8 million. As of June 30, 2024, the Company’s intangibles had a total cost of $4.8 million and accumulated amortization of $0.1 million, for a net book value totaling $4.7 million.